CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement Files No. 33-84092 and 333-14385.


                                                /s/ Arthur Andersen LLP
                                                ARTHUR ANDERSEN LLP



Melville, New York
March 31, 1998


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement Files No. 33-84092 and 333-14385.


                                                /s/ Arthur Andersen LLP
                                                ARTHUR ANDERSEN LLP



Melville, New York
March 31, 1998